                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     EACH UNDERSIGNED DIRECTOR AND/OR OFFICER OF AETNA LIFE AND CASUALTY COMPANY (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS ZOE BAIRD, THOMAS J. CALVOCORESSI AND WILLIAM J. CASAZZA, AND EACH OF THEM INDIVIDUALLY, WITH FULL POWERS OF SUBSTITUTION AND RESUBSTITUTION, TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER TO THEM AND EACH OF THEM TO SIGN FOR THE UNDERSIGNED, IN THE UNDERSIGNED'S NAME AND IN THE CAPACITIES INDICATED BELOW, THIS REGISTRATION STATEMENT ON FORM S-3 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND ANY AND ALL AMENDMENTS TO THIS REGISTRATION STATEMENT (INCLUDING, WITHOUT LIMITATION, POST-EFFECTIVE AMENDMENTS AND ANY AMENDMENT OR AMENDMENTS OR ADDITIONAL REGISTRATION STATEMENTS FILED PURSUANT TO RULE 462 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, INCREASING THE AMOUNT OF SECURITIES FOR WHICH REGISTRATION IS BEING SOUGHT), IN CONNECTION WITH THE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF DEBT SECURITIES OF THE COMPANY, GUARANTEED BY AETNA INC., AND TO FILE OR CAUSE TO BE FILED THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN CONNECTION THEREWITH, AS FULLY TO ALL INTENTS AND PURPOSES AS THE UNDERSIGNED MIGHT OR COULD DO IN PERSON, AND HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS, AND EACH OF THEM, OR THEIR SUBSTITUTE OR SUBSTITUTES, SHALL DO OR CAUSE TO BE DONE BY VIRTUE OF THIS POWER OF ATTORNEY.

     WITNESS OUR HANDS ON THIS 28TH DAY OF JUNE, 1996.

/s/ Ronald E. Compton
- ---------------------------------------------    ---------------------------------------------
Ronald E. Compton                                Michael H. Jordan
Chairman, President and Director                 Director
(Principal Executive Officer)
                                                 /s/ Jack D. Kuehler
- ---------------------------------------------    ---------------------------------------------
William H. Donaldson                             Jack D. Kuehler
Director                                         Director
/s/ Barbara Hackman Franklin                     /s/ Frank R. O'Keefe, Jr.
- ---------------------------------------------    ---------------------------------------------
Barbara Hackman Franklin                         Frank R. O'Keefe, Jr.
Director                                         Director
/s/ Earl G. Graves
- ---------------------------------------------    ---------------------------------------------
Earl G. Graves                                   Judith Rodin
Director                                         Director
/s/ Gerald Greenwald                             /s/ Richard L. Huber
- ---------------------------------------------    ---------------------------------------------
Gerald Greenwald                                 Richard L. Huber
Director                                         Vice Chairman for Strategy and Finance
                                                 (Principal Financial Officer)
                                                 /s/ Robert J. Price
- ---------------------------------------------    ---------------------------------------------
Ellen M. Hancock                                 Robert J. Price
Director                                         Vice President and Corporate Controller
                                                 (Controller)